UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 22, 2022

CENTESSA PHARMACEUTICALS PLC

(Exact name of Registrant, as specified in its charter)

England and Wales	001-04321	98-1612294
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
Mailing address:
3rd Floor
1 Ashley Road
Altrincham
Cheshire WA14 2DT
United Kingdom
(Address of principal executive offices) (Zip code)
Registrant's telephone number, including area code: +44 (0) 203 9206789, ext. 9999
Former name or address, if changed since last report:
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value £0.002 per share	CNTA	Nasdaq Stock Market, LLC*
American Depositary Shares, each representing one ordinary share, nominal value £0.002 per share	CNTA	Nasdaq Stock Market, LLC
*Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market, LLC.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On December 22, 2022, Centessa Pharmaceuticals plc (the “Company”) and its Guarantors (as defined below) entered into a waiver to Note Purchase Agreement (as defined below) (the “Waiver”) with the Purchaser and Purchaser Agent (each, as defined below), pursuant to which the lenders have waived an Event of Default (as defined under the Note Purchase Agreement) and any associated penalties.

On November 22, 2022, the Company changed the legal name of one of its wholly owned subsidiaries, for which prior written notice and post-event notice was required under the Note Purchase Agreement (the “Note Purchase Agreement”), dated as of October 1, 2021, as amended, by and among the Company, certain of the Company’s wholly owned subsidiaries, as guarantors (the “Guarantors”, and together with the Company, the “Obligors” and each an “Obligor”), Three Peaks Capital Solutions Aggregator Fund (the “Purchaser”), and Cocoon SA LLC (the “Purchaser Agent”), an affiliate of Oberland Capital Management LLC, as agent for the Purchaser. The Company provided notice after the change of legal name but did not provide prior written notice, which triggers an Event of Default (as defined under the Note Purchase Agreement), which in the absence of a waiver, may have entitled the lenders to all rights they can exercise under the Note Purchase Agreement in an Event of Default, up to and including acceleration of the loan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 23, 2022

By:	/s/ Saurabh Saha
Name:	Saurabh Saha, M.D., Ph.D.
Title:	Chief Executive Officer